ING  VARIABLE  ANNUITIES
THE GCG TRUST

                              PROSPECTUS SUPPLEMENT

                             Dated October 19, 2001

                          Supplement to the Prospectus
                              dated May 1, 2001 for
                                  The GCG Trust
                            -------------------------

         THIS INFORMATION SUPPLEMENTS THE PROSPECTUS DATED MAY 1, 2001.

The following information replaces the third paragraph of the "More on the Portfolio Manager" section's discussion of investment personnel for the Capital Growth Series in the "Description of the Portfolios" section of the prospectus.

The following person at Alliance Capital is primarily responsible for the day-to-day investment decisions of the Portfolio:

Name                       Position and Recent Business Experience

Catherine                  Wood Senior Vice President and Portfolio Manager,
                           Alliance Capital, and Chief Investment Officer,
                           Regent Investor Services, a division of Alliance
                           Capital.

                           Catherine joined Alliance Capital in 2001. Catherine has over 24 years of investment experience specializing in growth investing. Immediately prior to joining Alliance, she was a General Partner at Tupelo Capital Management, where she co-managed global equity-oriented portfolios. Prior to that, Catherine was a Director and Portfolio Manager, Equity Research Analyst and Chief Economist with Jennison Associates for 18 years.


              YOU SHOULD KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS



ING  VARIABLE  ANNUITIES

111453                                                            10/19/01